                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of CONMED Corporation (the "Company") of our report dated February 10, 1998 appearing on page F-1 of the Company's Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          PRICE WATERHOUSE LLP

Syracuse, New York

April 28, 1998